Income Tax Expense Differed from Amounts Computed by Applying Statutory U.S. Federal Income Tax Rate to Income before Income Taxes, Noncontrolling Interest and Equity in Income of Equity Investments (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Provision of Income Taxes [Line Items]
Computed "expected" income tax expense	$ 124,199	$ 110,793	$ 107,734
International tax rate differential	2,781	1,831	(4,376)
State income tax expense (benefit), net of federal income tax effect	2,143	3,164	2,326
Increase in valuation allowance	193	3,773	2,564
Tax credits	(3,762)	(9,044)	(2,824)
Deduction for domestic production activities	(5,727)	(5,524)
Permanent differences and other, net	(4,725)	(2,396)	664
Total income tax expense	$ 115,102	$ 102,597	$ 106,088